SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                        ----------------------

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                   Date of Report: November 19, 2002



                          GRAPHON CORPORATION
         (Exact name of Registrant as specified in its charter)



      Delaware               0-21683                  13-3899021
     (State of        (Commission File No.)          IRS Employer
   incorporation)                               Identification Number)



              400 Cochrane Circle, Morgan Hill, CA 95037
               (Address of principal executive offices)


             Registrant's telephone number: (800) 472-7466

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Item 9.  Regulation FD Disclosure

(a) Certification of Quarterly Report by Chief Executive Officer.

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of GraphOn Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Dilworth, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                       /s/ Robert Dilworth
                                       -------------------
                                       Robert Dilworth
                                       Chief Executive Officer
                                       November 19, 2002

(b) Certification of Quarterly Report by Chief Financial Officer.

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of GraphOn Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Swain, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                       /s/ William Swain
                                       -----------------
                                       William Swain
                                       Chief Financial Officer
                                       November 19, 2002

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     November 19, 2002              GRAPHON CORPORATION
                                          (Registrant)

                                    By:   /s/William Swain
                                          -----------------------
                                          William Swain
                                          Chief Financial Officer